UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04985
                                   ----------

                         TEMPLETON EMERGING MARKETS FUND
                     --------------------------------------
              (Exact name of registrant as specified in charter)


              500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 2/28/06
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS






                                [GRAPHIC OMITTED]

                                                         FEBRUARY 28, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  SEMIANNUAL REPORT                 |         INTERNATIONAL
--------------------------------------------------------------------------------

                                   TEMPLETON
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

                                   [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INVESTMENTS

                    Franklin  o  TEMPLETON  o  Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SEMIANNUAL REPORT

Templeton Emerging Markets Fund ...........................................    1

Performance Summary .......................................................    7

Important Notice to Shareholders ..........................................    8

Financial Highlights and Statement of Investments .........................    9

Financial Statements ......................................................   16

Notes to Financial Statements .............................................   19

Annual Meeting of Shareholders ............................................   26

Dividend Reinvestment and Cash Purchase Plan ..............................   27

Shareholder Information ...................................................   28

--------------------------------------------------------------------------------

Semiannual Report

Templeton Emerging Markets Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Emerging Markets Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets in emerging country equity securities.

Dear Shareholder:

This semiannual report for Templeton Emerging Markets Fund covers the period ended February 28, 2006.

PERFORMANCE OVERVIEW

Templeton Emerging Markets Fund delivered cumulative total returns of +28.97% based on market price and +26.69% based on net asset value for the six months under review. The Morgan Stanley Capital International (MSCI) Emerging Markets
(EM) Index posted a +30.23% cumulative total return for the same period. 1 In line with our investment strategy, we are pleased with our long-term results, which you will find in the Performance Summary on page 7. For example, for the 10-year period ended February 28, 2006, the Fund delivered cumulative total returns of +136.41% based on market price and +181.95% based on net asset value, compared with the MSCI EM Index's

1. Source: Standard & Poor's Micropal. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets. The Fund's 10-year average annual total returns were +8.99% based on market price and +10.92% based on net asset value. The MSCI EM Index's average annual total return for the same period was +7.55%. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.

                                                           Semiannual Report | 1

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 2/28/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

Asia                                        57.2%
Europe                                      18.2%
Latin America                               13.5%
Middle East & Africa                         9.4%
North America                                0.3%
Short-Term Investments & Other Net Assets    1.4%

+107.07% cumulative total return for the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research.

ECONOMIC AND MARKET OVERVIEW

Emerging markets continued an upward trend and generally outperformed global developed markets during the six months under review. Ample global liquidity and a supportive economic environment appeared to boost investor confidence. Latin American markets were among the strongest performers for the period as the region's risk profile continued to improve. In Eastern Europe, most markets recorded positive returns as many companies benefited from greater integration with Western Europe. Asian markets lagged their emerging markets counterparts as rising U.S. interest rates and concerns about avian flu virus led many investors to adopt a more cautious stance toward investing in the region. High commodity prices, solid economic growth and market stability in South Africa helped that country's market perform well. In Turkey, European Union accession talks, robust gross domestic product growth and support from the International Monetary Fund
(IMF) provided investors with reasons to remain confident, and Turkey's equity market ended the period up +53.72%, as measured by the MSCI Turkey Index. 2

Most Asian economies, particularly in China and India, recorded robust economic growth. Reflecting China's rapid economic developments, Chinese equity prices experienced significant appreciation during the period. In Taiwan, the conclusion of local elections and attractive valuations drew increased investor interest late in the period and contributed to an equity market rebound. South Korean stocks were among the region's strongest performers as equity markets there had greater domestic mutual fund inflows and attractive valuations.

Market sentiment in Latin America was positive amid an improved risk profile, subdued inflation that led to lower interest rates, and continuing economic recovery. Improving financial conditions in Brazil and Argentina, which both repaid debt to the IMF ahead of schedule in December 2005, further encouraged investment in the region.

2. Source: Standard & Poor's Micropal. The MSCI Turkey Index is market capitalization weighted and measures total returns of equity securities in Turkey.


2 | Semiannual Report

In Eastern Europe, Hungary's market declined largely due to uncertainty surrounding general elections in April and the country's continued high fiscal deficit. Other countries, such as the Czech Republic and Poland, experienced economic growth, but their equity markets underperformed those of most other emerging markets following strong appreciation over the past several years. Russia's market was the strongest regional performer as high commodity prices, especially for oil, which is a major Russian export, enhanced the country's fiscal position. This situation allowed Russia to settle US$15 billion of its loan with the Paris Club, an organization of international creditors that provides debt relief to countries in need, ahead of scheduled maturity.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look for investments, we focus on specific companies and undertake in-depth research to construct an action list from which we make our buy decisions. Before we make a purchase, we look at the company's potential for earnings and growth over a five-year horizon. During our analysis, we also consider the company's position in its sector, the economic framework and political environment.

MANAGER'S DISCUSSION

During the period under review, from a geographic perspective, the Fund's performance relative to the MSCI EM Index benefited from stock selection in Taiwan and Brazil. An underweighted position in Israel and no exposure to Chile further helped relative performance as both markets underperformed the index during the period. In Taiwan, an overweighted position in Uni-President Enterprises and an underweighted position in United Microelectronics provided the greatest positive effect on relative performance. Notable Brazilian holdings that outperformed the overall index and in which the Fund had relatively overweighted positions included Banco Bradesco, Souza Cruz and Centrais Electricas Brasileiras. Conversely, exposure to Singapore, which is not represented in the MSCI EM Index, hurt relative performance as that market underperformed the index. We reduced the Fund's Singapore weighting during the period. Stock selection in Mexico also had an adverse effect on relative performance. We maintained a relatively underweighted position in Mexico, which outperformed the overall index, mainly due to valuations there that were more expensive than in Brazil, where we continued to find stocks trading at what we believed were attractive valuations.

TOP 10 COUNTRIES
Based on Equity Investments as of 2/28/06

-----------------------------------------------------------------------------
                                                                   % OF TOTAL
                                                                   NET ASSETS
-----------------------------------------------------------------------------
South Korea                                                             18.1%
-----------------------------------------------------------------------------
Taiwan                                                                  13.5%
-----------------------------------------------------------------------------
China                                                                   12.0%
-----------------------------------------------------------------------------
Brazil                                                                   9.7%
-----------------------------------------------------------------------------
South Africa                                                             9.4%
-----------------------------------------------------------------------------
Russia                                                                   5.5%
-----------------------------------------------------------------------------
Turkey                                                                   4.0%
-----------------------------------------------------------------------------
Mexico                                                                   3.5%
-----------------------------------------------------------------------------
Thailand                                                                 3.2%
-----------------------------------------------------------------------------
India                                                                    2.8%
-----------------------------------------------------------------------------


                                                           Semiannual Report | 3

TOP 10 EQUITY HOLDINGS
2/28/06

--------------------------------------------------------------------------------
 COMPANY                                                              % OF TOTAL
 SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
 Samsung Electronics Co. Ltd.                                               4.0%
   SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT, SOUTH KOREA
--------------------------------------------------------------------------------
 Banco Bradesco SA, ADR, pfd.                                               2.7%
   COMMERCIAL BANKS, BRAZIL
--------------------------------------------------------------------------------
 PetroChina Co. Ltd., H,
 common & restricted                                                        2.4%
   OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
Remgro Ltd.                                                                 2.3%
   DIVERSIFIED FINANCIAL SERVICES,
   SOUTH AFRICA
--------------------------------------------------------------------------------
Anglo American PLC                                                          2.0%
   METALS & MINING, SOUTH AFRICA
--------------------------------------------------------------------------------
China Mobile (Hong Kong) Ltd.                                               2.0%
   WIRELESS TELECOMMUNICATION SERVICES,
   CHINA
--------------------------------------------------------------------------------
LUKOIL, ADR                                                                 1.9%
   OIL, GAS & CONSUMABLE FUELS, RUSSIA
--------------------------------------------------------------------------------
Petroleo Brasileiro SA, ADR, pfd.                                           1.9%
   OIL, GAS & CONSUMABLE FUELS, BRAZIL
--------------------------------------------------------------------------------
Old Mutual PLC                                                              1.6%
   INSURANCE, SOUTH AFRICA
--------------------------------------------------------------------------------
Nedbank Group Ltd., common & restricted                                     1.5%
   COMMERCIAL BANKS, SOUTH AFRICA
--------------------------------------------------------------------------------

At the sector level, stock selection in the banks; food, beverage and tobacco; and materials sectors benefited performance during the period. 3 The largest individual contributors from each of these sectors were Brazil's Banco Bradesco, South Korea's CJ Corp., and Uni-President, respectively. Stock selection and an underweighted position in the technology hardware and equipment sector also helped relative performance. 4 Sectors that detracted most from relative performance were telecommunication services and energy, where stock selection hindered the Fund relative to the MSCI EM Index. 5 For example, having no holdings in America Movil and being overweighted in Taiwan Mobile hurt relative performance. Taiwan Mobile is a central mobile services provider in Taiwan and had what we believed were inexpensive valuations and an attractive dividend yield. The Fund increased its energy sector exposure during the period as we believe high oil prices could lead to greater earnings for companies in this sector. The Fund's only holding in the real estate sector, Cheung Kong, underperformed the overall index and thus had a negative effect on relative performance. We held Cheung Kong, a major conglomerate in Hong Kong with a strong real estate market position, which we believe is well positioned to benefit from Hong Kong's improving economic environment and a recovery in property prices.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 28, 2006, the U.S. dollar declined in value relative to many non-U.S. and emerging market currencies. As a result, the Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

3. The banks sector comprises commercial banks and thrifts and mortgage finance in the SOI. The food, beverage and tobacco sector comprises beverages, food products and tobacco in the SOI. The materials sector comprifses chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products in the SOI.

4. The technology hardware and equipment sector comprises communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, and semiconductor equipment and products in the SOI.

5. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.


4 | Semiannual Report

During the six months under review, we increased the Fund's holdings in China H shares (Hong Kong-listed Chinese companies) and Indonesia. Key purchases included adding to our holdings in PetroChina, a dominant oil and gas company, and initiating a position in China Construction Bank, one of the largest commercial banks in China. In Indonesia, we established a position in Astra International, a leading automobile manufacturer. Elsewhere in Asia, we invested in stocks that we believed were well positioned to benefit from high commodity prices. For example, we bought shares in Hong Kong's CNOOC, the largest offshore oil and natural gas exploration and production company in China; South Korea's POSCO, one of the world's largest steel producers; and Oil & Natural Gas Corp., a dominant company in India's oil and gas industry. Another significant investment was the Fund's participation in the initial public offering of Lotte Shopping, a major South Korean department store. Within the region, we sold selected shares in Singapore and South Korea as sales price targets for some holdings were met. Largely as a result, the Fund's exposure to industrial conglomerates and construction companies declined during the period.

As a result of strong market performance in Latin America, we took profits in selected stocks in Brazil and Mexico. For example, we sold our position in Localiza, a major car rental company in Brazil, whose rapid price appreciation during the period led to what we considered expensive valuations. Energy and metals and mining stocks remained attractive to us as companies benefited from high commodity prices. Investments in these sectors included shares of Brazilian holdings Companhia Vale do Rio Doce, which is among the world's largest iron ore producers, and Braskem, Latin America's biggest petrochemical company.

In Europe, we attempted to position the portfolio to benefit from regional developments. Additions to the Fund during the period included stocks from Russia, Finland and Hungary, while we sold an emerging market stock listed in Belgium, as well as holdings in Poland. Significant purchases included shares of Unified Energy Systems, a major electric utility in Russia, Surgutneftegaz, one of Russia's key integrated oil and gas companies, OTP Bank, Hungary's largest bank, and Nokian Renkaat, a leading tire manufacturer based in Finland.


                                                           Semiannual Report | 5

We thank you for your interest in Templeton Emerging Markets Fund and look forward to serving your future investment needs.

Sincerely,

[PHOTO OMITTED]        /s/ Mark Mobius

                        Mark Mobius
                        President and Chief Executive Officer -
                        Investment Management
                        Templeton Emerging Markets Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Semiannual Report

Performance Summary As Of 2/28/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
 SYMBOL: EMF                                     CHANGE      2/28/06     8/31/05
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                           +$2.52      $20.50      $17.98
--------------------------------------------------------------------------------
 Market Price (NYSE)                             +$2.93      $21.24      $18.31
--------------------------------------------------------------------------------
 DISTRIBUTIONS (9/1/05-2/28/06)
--------------------------------------------------------------------------------
 Dividend Income                    $0.3883
--------------------------------------------------------------------------------
 Long-Term Capital Gain             $1.6082
--------------------------------------------------------------------------------
 TOTAL                              $1.9965
--------------------------------------------------------------------------------

PERFORMANCE

--------------------------------------------------------------------------------
                                    6-MONTH      1-YEAR      5-YEAR      10-YEAR
--------------------------------------------------------------------------------
 Cumulative Total Return 1
--------------------------------------------------------------------------------
   Based on change in NAV           +26.69%      +31.75%   +152.69%     +181.95%
--------------------------------------------------------------------------------
   Based on change in market price  +28.97%      +25.88%   +190.36%     +136.41%
--------------------------------------------------------------------------------
 Average Annual Total Return 1
--------------------------------------------------------------------------------
   Based on change in NAV           +26.69%      +31.75%    +20.37%      +10.92%
--------------------------------------------------------------------------------
   Based on change in market price  +28.97%      +25.88%    +23.77%       +8.99%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.


                                                           Semiannual Report | 7

Important Notice to Shareholders

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.


8 | Semiannual Report

Templeton Emerging Markets Fund

FINANCIAL HIGHLIGHTS

                                                 --------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                 FEBRUARY 28, 2006                      YEAR ENDED AUGUST 31,
                                                    (UNAUDITED)          2005         2004         2003         2002         2001
                                                 --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........     $  17.98        $  13.40     $  10.82     $   8.76     $   8.86     $  11.44
                                                     ----------------------------------------------------------------------------
Income from investment operations:

 Net investment income a .......................         0.03            0.32         0.22         0.18         0.15         0.12

 Net realized and unrealized gains (losses) ....         4.49            4.51         2.59         2.03        (0.14)       (2.60)
                                                     ----------------------------------------------------------------------------
Total from investment operations ...............         4.52            4.83         2.81         2.21         0.01        (2.48)
                                                     ----------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................        (0.39)          (0.25)       (0.23)       (0.15)       (0.11)       (0.10)

 Net realized gains ............................        (1.61)             --           --           --           --           --
                                                     ----------------------------------------------------------------------------
Total distributions ............................        (2.00)          (0.25)       (0.23)       (0.15)       (0.11)       (0.10)
                                                     ----------------------------------------------------------------------------
Net asset value, end of period .................     $  20.50        $  17.98     $  13.40     $  10.82     $   8.76     $   8.86
                                                     ============================================================================
Market value, end of period b ..................     $  21.24        $  18.31     $  14.24     $  11.84     $   8.00     $   8.35
                                                     ============================================================================
Total return (based on market value per share) c        28.97%          30.66%       22.62%       50.83%      (2.82)%      (9.17)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............     $365,523        $318,240     $236,848     $191,076     $154,640     $156,378

Ratios to average net assets:

 Expenses ......................................         1.56% d,e        1.57% e     1.63% e      1.84%        1.64%        1.67%

 Net investment income .........................         0.35% d          2.00%       1.70%        1.94%        1.67%        1.28%

Portfolio turnover rate ........................        16.69%           36.04%      67.63%       48.69%       65.13%       63.64%

a Based on average daily shares outstanding.

b Based on the last sale on the New York Stock Exchange.

c Total return is not annualized for periods less than one year.

d Annualized.

e Benefit of expense reduction is less than 0.01%.


                      Semiannual Report | See notes to financial statements. | 9

Templeton Emerging Markets Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------
                                                                      INDUSTRY                    SHARES/RIGHTS      VALUE
-----------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND RIGHTS 91.1%
    AUSTRIA 0.5%
    Wienerberger AG ...............................                Building Products                     35,150   $ 1,629,786
                                                                                                                  -----------
    BRAZIL 2.5%
    Centrais Eletricas Brasileiras SA .............                Electric Utilities                67,922,000     1,439,044
    Centrais Eletricas Brasileiras SA (Non-Taxable)                Electric Utilities                91,072,000     1,929,517
    Companhia de Bebidas das Americas (AmBev) .....                    Beverages                      2,510,000       921,969
    Embraer-Empresa Bras de Aeronautica SA ........               Aerospace & Defense                   122,426     1,190,533
    Souza Cruz SA .................................                     Tobacco                         229,973     3,793,715
                                                                                                                  -----------
                                                                                                                    9,274,778
                                                                                                                  -----------
    CHINA 12.0%
    Aluminum Corp. of China Ltd., H ...............                 Metals & Mining                   4,146,000     4,248,635
    Anhui Conch Cement Co. Ltd., H ................              Construction Materials               1,178,000     1,693,063
  a China Construction Bank, H ....................                 Commercial Banks                    200,000        93,453
a,b China Construction Bank, H, 144A ..............                 Commercial Banks                  7,541,000     3,523,627
    China International Marine Containers
     (Group) Co. Ltd., B ..........................                    Machinery                        344,500       341,039
    China Mobile (Hong Kong) Ltd. .................       Wireless Telecommunication Services         1,467,500     7,169,194
    China Resources Enterprise Ltd. ...............                   Distributors                      884,000     1,948,504
  a China Shenhua Energy Co. Ltd., H ..............           Oil, Gas & Consumable Fuels               990,000     1,505,810
    China Travel International Investment
     Hong Kong Ltd. ...............................          Hotels, Restaurants & Leisure            2,400,000       649,656
    Chongqing Changan Automobile Co. Ltd., B ......                   Automobiles                       722,800       372,676
    Citic Pacific Ltd. ............................             Industrial Conglomerates                452,192     1,352,272
    CNOOC Ltd. ....................................           Oil, Gas & Consumable Fuels             6,214,000     5,246,450
    Datang International Power
     Generation Co. Ltd., H .......................   Independent Power Producers & Energy Traders       72,000        51,973
    Denway Motors Ltd. ............................                   Automobiles                     5,484,730     2,191,644
    GOME Electrical Appliances Holdings Ltd. ......                 Specialty Retail                    130,000       123,164
    Huadian Power International Corp. Ltd., H .....   Independent Power Producers & Energy Traders    3,032,000       820,732
    Huaneng Power International Inc., H ...........   Independent Power Producers & Energy Traders      864,000       579,122
    PetroChina Co. Ltd., H ........................           Oil, Gas & Consumable Fuels             7,176,000     7,029,898
  b PetroChina Co. Ltd., H, 144A ..................           Oil, Gas & Consumable Fuels             1,856,000     1,818,212
    Shanghai Industrial Holdings Ltd. .............             Industrial Conglomerates                973,000     2,094,510
    TCL Multimedia Technology Holdings Ltd. .......                Household Durables                   992,508       145,845
    Travelsky Technology Ltd., H ..................                   IT Services                     1,183,000     1,151,290
                                                                                                                  -----------
                                                                                                                   44,150,769
                                                                                                                  -----------
    CROATIA 0.8%
  c Pliva d.d., GDR, Reg S ........................                 Pharmaceuticals                     194,200     2,745,988
                                                                                                                  -----------
    CZECH REPUBLIC 0.1%
    Philip Morris CR AS ...........................                     Tobacco                             344       260,584
                                                                                                                  -----------
    FINLAND 0.4%
    Nokian Renkaat OYJ ............................                 Auto Components                      85,680     1,363,729
                                                                                                                  -----------


10 | Semiannual Report

Templeton Emerging Markets Fund

----------------------------------------------------------------------------------------------------------------------------
                                                                    INDUSTRY                     SHARES/RIGHTS     VALUE
----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND RIGHTS (CONTINUED)
  HONG KONG 1.7%
  Cheung Kong (Holdings) Ltd. ....................                   Real Estate                       298,000   $ 3,145,960
  Cheung Kong Infrastructure Holdings Ltd. .......                Electric Utilities                   254,000       800,508
  Dairy Farm International Holdings Ltd. .........             Food & Staples Retailing                214,000       753,280
  MTR Corp. Ltd. .................................                   Road & Rail                       655,513     1,491,348
                                                                                                                 -----------
                                                                                                                   6,191,096
                                                                                                                 -----------
  HUNGARY 2.6%
  BorsodChem Rt. .................................                    Chemicals                         47,907       566,039
  Gedeon Richter Ltd. ............................                 Pharmaceuticals                      11,894     2,429,918
  Magyar Telekom Ltd. ............................      Diversified Telecommunication Services         584,774     2,683,902
  MOL Magyar Olaj-es Gazipari Rt. ................           Oil, Gas & Consumable Fuels                24,695     2,557,441
  OTP Bank .......................................                 Commercial Banks                     34,629     1,296,906
                                                                                                                 -----------
                                                                                                                   9,534,206
                                                                                                                 -----------
  INDIA 2.8%
  Bharat Petroleum Corp. Ltd. ....................           Oil, Gas & Consumable Fuels                 1,213        11,918
  Gail India Ltd. ................................                  Gas Utilities                      295,286     1,820,069
b Himatsingka Seide Ltd., GDR, 144A ..............         Textiles, Apparel & Luxury Goods            194,000       611,467
  Hindalco Industries Inc. .......................                 Metals & Mining                      45,200       156,503
  Hindustan Lever Ltd. ...........................                Household Products                   273,008     1,491,909
  Hindustan Petroleum Corp. Ltd. .................           Oil, Gas & Consumable Fuels               433,140     3,169,186
  Indian Oil Corp. Ltd. ..........................           Oil, Gas & Consumable Fuels                 7,300        91,573
  Oil & Natural Gas Corp. Ltd. ...................           Oil, Gas & Consumable Fuels                61,300     1,573,240
  Reliance Industries Ltd. .......................           Oil, Gas & Consumable Fuels                 1,520        24,332
  Tata Tea Ltd. ..................................                  Food Products                       65,380     1,372,648
                                                                                                                 -----------
                                                                                                                  10,322,845
                                                                                                                 -----------
  INDONESIA 0.5%
  PT Astra International Tbk .....................                   Automobiles                     1,137,000     1,213,460
  PT Bank Danamon Indonesia Tbk ..................                 Commercial Banks                  1,049,500       488,605
                                                                                                                 -----------
                                                                                                                   1,702,065
                                                                                                                 -----------
  ISRAEL 0.0%D
a Check Point Software Technologies Ltd. .........                     Software                          5,600       119,056
                                                                                                                 -----------
  MALAYSIA 2.2%
  Kuala Lumpur Kepong Bhd. .......................                  Food Products                      224,600       562,256
  Maxis Communications Bhd. ......................       Wireless Telecommunication Services         1,124,500     2,633,418
  Resorts World Bhd. .............................          Hotels, Restaurants & Leisure              640,500     2,241,319
  Sime Darby Bhd. ................................             Industrial Conglomerates                885,400     1,477,653
  Tanjong PLC ....................................          Hotels, Restaurants & Leisure              149,800       572,587
  YTL Power International Bhd. ...................                 Water Utilities                     893,884       536,571
                                                                                                                 -----------
                                                                                                                   8,023,804
                                                                                                                 -----------
  MEXICO 3.5%
  Fomento Economico Mexicano SA de CV (Femsa),
   ADR ...........................................                    Beverages                         40,189     3,496,041
  Grupo Bimbo SA de CV, A ........................                  Food Products                      176,271       624,427

                                                          Semiannual Report | 11

Templeton Emerging Markets Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                    INDUSTRY                     SHARES/RIGHTS     VALUE
---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND RIGHTS (CONTINUED)
    MEXICO (CONTINUED)
  a Grupo Televisa SA ...........................                      Media                           86,224   $   342,573
    Kimberly Clark de Mexico SA de CV, A ........                Household Products                 1,572,800     5,406,333
    Telefonos de Mexico SA de CV (Telmex), L, ADR      Diversified Telecommunication Services         133,674     2,992,961
    Wal-Mart de Mexico SA de CV, V ..............             Food & Staples Retailing                 32,000        91,472
                                                                                                                -----------
                                                                                                                 12,953,807
                                                                                                                -----------
    PANAMA 0.3%
    Banco Latinoamericano de Exportaciones SA, E                  Commercial Banks                     56,000     1,013,040
                                                                                                                -----------
    PHILIPPINES 0.8%
    San Miguel Corp., B .........................                    Beverages                      1,862,699     2,990,406
                                                                                                                -----------
    POLAND 1.5%
    Polski Koncern Naftowy Orlen SA .............           Oil, Gas & Consumable Fuels               132,725     2,446,178
    Telekomunikacja Polska SA ...................      Diversified Telecommunication Services         424,829     2,971,300
                                                                                                                -----------
                                                                                                                  5,417,478
                                                                                                                -----------
    PORTUGAL 0.2%
  a Jeronimo Martins SGPS SA ....................             Food & Staples Retailing                 46,119       750,550
                                                                                                                -----------
    RUSSIA 5.2%
    LUKOIL, ADR .................................           Oil, Gas & Consumable Fuels                87,806     7,046,432
    Mining and Metallurgical Co. Norilsk Nickel .                 Metals & Mining                      44,639     3,986,263
    Mobile Telesystems, ADR .....................       Wireless Telecommunication Services            77,300     2,788,211
  b Novolipetsk Steel, 144A .....................                 Metals & Mining                     598,500     1,202,985
    Unified Energy Systems ......................                Electric Utilities                 3,508,000     2,441,568
a,e ZAO Polyus Gold Co. .........................                 Metals & Mining                      44,639     1,623,520
                                                                                                                -----------
                                                                                                                 19,088,979
                                                                                                                -----------
    SINGAPORE 2.4%
    ComfortDelGro Corp. Ltd. ....................                   Road & Rail                     1,505,000     1,530,509
    DBS Group Holdings Ltd. .....................                 Commercial Banks                     49,000       495,285
    Fraser and Neave Ltd. .......................             Industrial Conglomerates                328,367     3,865,522
    Keppel Corp. Ltd. ...........................             Industrial Conglomerates                141,000     1,216,641
    Singapore Telecommunications Ltd. ...........      Diversified Telecommunication Services       1,127,142     1,813,153
                                                                                                                -----------
                                                                                                                  8,921,110
                                                                                                                -----------
    SOUTH AFRICA 9.4%
    Anglo American PLC ..........................                 Metals & Mining                     195,110     7,214,470
    Edgars Consolidated Stores Ltd. .............                 Specialty Retail                    176,850       966,564
  a Imperial Holdings Ltd. ......................             Air Freight & Logistics                  84,630     2,125,520
    JD Group Ltd. ...............................                 Specialty Retail                     17,400       259,358
    MTN Group Ltd. ..............................       Wireless Telecommunication Services             7,100        69,027
    Nampak Ltd. .................................              Containers & Packaging                 161,464       431,687
    Nedbank Group Ltd. ..........................                 Commercial Banks                    254,224     4,922,590
  b Nedbank Group Ltd., 144A ....................                 Commercial Banks                     26,486       512,854
    Old Mutual PLC ..............................                    Insurance                      1,807,460     5,953,058
    Remgro Ltd. .................................          Diversified Financial Services             395,949     8,311,625
    SABMiller PLC ...............................                    Beverages                         62,888     1,235,036

12 | Semiannual Report

Templeton Emerging Markets Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                       INDUSTRY                   SHARES/RIGHTS     VALUE
-----------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND RIGHTS (CONTINUED)
    SOUTH AFRICA (CONTINUED)
    Sappi Ltd. ....................................             Paper & Forest Products                 152,574   $ 1,930,816
    Sasol .........................................           Oil, Gas & Consumable Fuels                 1,900        64,960
  a Steinhoff International Holdings Ltd. .........                Household Durables                    90,000       295,309
                                                                                                                  -----------
                                                                                                                   34,292,874
                                                                                                                  -----------
    SOUTH KOREA 18.1%
    CJ Corp. ......................................                  Food Products                       23,540     2,981,895
    Daewoo Shipbuilding & Marine
     Engineering Co. Ltd. .........................                    Machinery                        148,640     4,033,639
    Hana Financial Group Inc. .....................                 Commercial Banks                    112,352     4,801,879
    Hite Brewery Co. Ltd. .........................                    Beverages                         12,299     1,785,952
    Hyundai Development Co. .......................            Construction & Engineering                90,130     4,112,007
    Kangwon Land Inc. .............................          Hotels, Restaurants & Leisure              215,068     4,296,930
    Korea Gas Corp. ...............................                  Gas Utilities                       35,380     1,114,962
  a LG Card Co. Ltd. ..............................                 Consumer Finance                     70,310     3,533,602
    LG Chem Ltd. ..................................                    Chemicals                         37,030     1,874,382
    LG Corp. ......................................             Industrial Conglomerates                 82,000     2,879,712
    LG Electronics Inc. ...........................                Household Durables                    28,540     2,366,086
    LG Petrochemical Co. Ltd. .....................                    Chemicals                         42,920       981,281
  a LG Philips LCD Co. Ltd. .......................        Electronic Equipment & Instruments            13,330       604,037
a,b Lotte Shopping Co. Ltd., GDR, 144A ............                 Multiline Retail                    163,000     3,444,190
    POSCO .........................................                 Metals & Mining                       8,650     2,048,919
    Samsung Electronics Co. Ltd. ..................     Semiconductors & Semiconductor Equipment         20,486    14,494,214
    Samsung Fine Chemicals Co. Ltd. ...............                    Chemicals                         67,300     2,193,661
    Shinhan Financial Group Co. Ltd. ..............                 Commercial Banks                     46,340     1,825,443
    SK Corp. ......................................           Oil, Gas & Consumable Fuels                49,100     3,033,986
    SK Telecom Co. Ltd. ...........................       Wireless Telecommunication Services            17,080     3,561,998
                                                                                                                  -----------
                                                                                                                   65,968,775
                                                                                                                  -----------
    SWEDEN 0.8%
    Oriflame Cosmetics SA, SDR ....................                Personal Products                     93,598     3,045,770
                                                                                                                  -----------
    TAIWAN 13.5%
    Acer Inc. .....................................             Computers & Peripherals                 513,361     1,139,027
    AU Optronics Corp. ............................        Electronic Equipment & Instruments           423,000       692,171
    BenQ Corp. ....................................             Computers & Peripherals                 856,000       845,435
    China Motor Co. Ltd. ..........................                   Automobiles                       297,000       334,978
    Chinatrust Financial Holding Co. Ltd. .........                 Commercial Banks                  1,322,336     1,112,457
    Chunghwa Telecom Co. Ltd. .....................      Diversified Telecommunication Services       1,416,000     2,587,596
    D-Link Corp. ..................................             Communications Equipment              2,019,946     2,315,588
    Delta Electronics Inc. ........................        Electronic Equipment & Instruments           509,179     1,220,756
    Lite-On Technology Corp. ......................             Computers & Peripherals               2,662,098     3,584,423
    MediaTek Inc. .................................     Semiconductors & Semiconductor Equipment        344,900     3,565,860
    Mega Financial Holding Co. Ltd. ...............                 Commercial Banks                  7,049,661     5,365,915
    Premier Image Technology Corp. ................           Leisure Equipment & Products            1,443,160     1,814,484
    President Chain Store Corp. ...................             Food & Staples Retailing                929,188     2,027,288
    Realtek Semiconductor Corp. ...................     Semiconductors & Semiconductor Equipment      2,183,200     2,415,275
  a Ritek Corp. ...................................             Computers & Peripherals                  13,000         4,146
    Siliconware Precision Industries Co. ..........     Semiconductors & Semiconductor Equipment      1,005,561     1,298,378


                                                          Semiannual Report | 13

Templeton Emerging Markets Fund

------------------------------------------------------------------------------------------------------------------------------
                                                                       INDUSTRY                    SHARES/RIGHTS     VALUE
------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND RIGHTS (CONTINUED)
    TAIWAN (CONTINUED)
    Sunplus Technology Co. Ltd. ....................     Semiconductors & Semiconductor Equipment      1,807,614  $  2,191,942
    Synnex Technology International Corp. ..........        Electronic Equipment & Instruments         1,088,320     1,349,898
    Taiwan Mobile Co. Ltd. .........................       Wireless Telecommunication Services         5,208,372     4,815,062
    Taiwan Semiconductor Manufacturing Co. Ltd. ....     Semiconductors & Semiconductor Equipment      2,415,044     4,532,324
    Uni-President Enterprises Corp. ................                  Food Products                    6,614,350     3,770,835
    United Microelectronics Corp. ..................     Semiconductors & Semiconductor Equipment        527,000       310,998
  a Yageo Corp. ...................................        Electronic Equipment & Instruments            375,000       143,873
    Yang Ming Marine Transport Corp. ...............                      Marine                         186,000       114,350
    Yuanta Core Pacific Securities Co. .............                 Capital Markets                   2,793,113     1,635,388
                                                                                                                  ------------
                                                                                                                    49,188,447
                                                                                                                  ------------
    THAILAND 3.2%
    Aromatics (Thailand) Public Co. Ltd., fgn. .....                    Chemicals                         78,400        57,532
    Bangkok Bank Public Co. Ltd., fgn. .............                 Commercial Banks                    452,000     1,467,758
    BEC World Public Co. Ltd., fgn. ................                      Media                        1,106,900       370,759
    Kasikornbank Public Co. Ltd., fgn. .............                 Commercial Banks                  1,756,600     3,099,090
    Land and Houses Public Co. Ltd., fgn ...........                Household Durables                 2,920,032       705,556
    Siam Cement Public Co. Ltd., fgn. ..............              Construction Materials                 311,820     2,120,791
    Siam Commercial Bank Public Co. Ltd., fgn. .....                 Commercial Banks                    918,100     1,537,600
    Siam Makro Public Co. Ltd., fgn. ...............             Food & Staples Retailing                 51,500        97,970
    Thai Airways International Public Co. Ltd., fgn.                      Airlines                        163,800       177,998
  a TMB Bank Public Co. Ltd., fgn. .................                 Commercial Banks                 16,171,500     1,959,931
  a True Corp. Public Co. Ltd., rts., 3/28/08 ......      Diversified Telecommunication Services         246,818            --
                                                                                                                  ------------
                                                                                                                    11,594,985
                                                                                                                  ------------
    TURKEY 4.0%
    Arcelik AS, Br. ................................                Household Durables                   417,921     3,912,046
    KOC Holding AS .................................             Industrial Conglomerates                373,850     2,276,104
    Migros Turk TAS ................................             Food & Staples Retailing                224,485     2,972,632
    Tupras-Turkiye Petrol Rafineleri AS ............           Oil, Gas & Consumable Fuels               174,686     3,356,790
    Turkiye Is Bankasi (Isbank), C .................                 Commercial Banks                    221,726     2,109,266
                                                                                                                  ------------
                                                                                                                    14,626,838
                                                                                                                  ------------
    UNITED KINGDOM 1.8%
    HSBC Holdings PLC ..............................                 Commercial Banks                    216,165     3,722,587
    Provident Financial PLC ........................                 Consumer Finance                    283,570     2,994,665
                                                                                                                  ------------
                                                                                                                     6,717,252
                                                                                                                  ------------
    UNITED STATES 0.3%
    Avon Products Inc. .............................                Personal Products                     33,000       952,050
  a Taro Pharmaceutical Industries Ltd. ............                 Pharmaceuticals                      10,137       167,565
                                                                                                                  ------------
                                                                                                                     1,119,615
                                                                                                                  ------------
    TOTAL COMMON STOCKS AND RIGHTS
     (COST $213,458,646) ...........................                                                               333,008,632
                                                                                                                  ------------


14 | Semiannual Report

Templeton Emerging Markets Fund

----------------------------------------------------------------------------------------------------------------------------
                                                                      INDUSTRY                        SHARES       VALUE
----------------------------------------------------------------------------------------------------------------------------
  PREFERRED STOCKS 7.5%
  BRAZIL 7.2%
  Banco Bradesco SA, ADR, pfd. ...................                 Commercial Banks                    234,474  $  9,721,292
  Braskem SA, pfd., A ............................                    Chemicals                         26,807       230,261
  Companhia Vale do Rio Doce, ADR, pfd., A .......                 Metals & Mining                     115,600     4,704,921
  Petroleo Brasileiro SA, ADR, pfd. ..............           Oil, Gas & Consumable Fuels                84,780     6,779,856
  Suzano Bahia Sul Papel e Celulose SA, pfd., A ..             Paper & Forest Products                 118,196       804,857
  Unibanco - Uniao de Bancos Brasileiros SA,
    GDR, pfd. ....................................                 Commercial Banks                     26,800     2,357,060
  Usinas Siderurgicas de Minas Gerais SA, pfd., A                  Metals & Mining                      40,458     1,333,676
  Votorantim Celulose e Papel SA, ADR, pfd. ......             Paper & Forest Products                  14,800       218,448
                                                                                                                ------------
                                                                                                                  26,150,371
                                                                                                                ------------
  RUSSIA 0.3%
  Surgutneftegaz, pfd. ...........................           Oil, Gas & Consumable Fuels             1,080,000     1,247,400
                                                                                                                ------------
  TOTAL PREFERRED STOCKS (COST $10,352,146) ......                                                                27,397,771
                                                                                                                ------------
  SHORT TERM INVESTMENTS (COST $5,622,561) 1.5%
  UNITED STATES 1.5%
f Franklin Institutional Fiduciary Trust
    Money Market Portfolio .......................                                                   5,622,561     5,622,561
                                                                                                                ------------
  TOTAL INVESTMENTS
    (COST $229,433,353) 100.1% ...................                                                               366,028,964
  OTHER ASSETS, LESS LIABILITIES (0.1)% ..........                                                                  (506,207)
                                                                                                                ------------
  NET ASSETS 100.0% ..............................                                                              $365,522,757
                                                                                                                ============

SELECTED PORTFOLIO ABBREVIATIONS

ADR -   American Depository Receipt

GDR -   Global Depository Receipt

SDR -   Swedish Depository Receipt

a Non-income producing.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At February 28, 2006, the aggregate value of these securities was $11,113,335, representing 3.04% of net assets.

c Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At February 28, 2006, the value of this security was $2,745,988, representing 0.75% of net assets.

d Rounds to less than 0.1% of net assets.

e See Note 9 regarding restricted and illiquid securities.

f See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.


                     Semiannual Report | See notes to financial statements. | 15

Templeton Emerging Markets Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2006 (unaudited)

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..............................      $ 223,810,792
  Cost - Sweep Money Fund (Note 7) .........................          5,622,561
                                                                  -------------
  Total cost of investments ................................      $ 229,433,353
                                                                  =============
  Value - Unaffiliated issuers .............................      $ 360,406,403
  Value - Sweep Money Fund (Note 7) ........................          5,622,561
                                                                  -------------
  Total value of investments ...............................        366,028,964
 Cash ......................................................              9,712
 Foreign currency, at value (cost $417,024) ................            424,596
 Receivables:
  Investment securities sold ...............................          1,158,509
  Dividends ................................................          1,158,056
  Foreign tax ..............................................            250,272
                                                                  -------------
        Total assets .......................................        369,030,109
                                                                  -------------
Liabilities:
 Payables:
  Investment securities purchased ..........................          2,955,636
  Affiliates ...............................................            393,426
 Accrued expenses and other liabilities ....................            158,290
                                                                  -------------
        Total liabilities ..................................          3,507,352
                                                                  -------------
           Net assets, at value ............................      $ 365,522,757
                                                                  =============
Net assets consist of:
 Paid-in capital ...........................................      $ 207,724,754
 Distributions in excess of net investment income ..........         (4,122,704)
 Net unrealized appreciation (depreciation) ................        136,642,755
 Accumulated net realized gain (loss) ......................         25,277,952
                                                                  -------------
           Net assets, at value ............................      $ 365,522,757
                                                                  =============
Shares outstanding .........................................         17,829,304
                                                                  =============
Net asset value per share ..................................             $20.50
                                                                  =============


16 | See notes to financial statements. | Semiannual Report

Templeton Emerging Markets Fund

STATEMENT OF OPERATIONS
for the six months ended February 28, 2006 (unaudited)

Investment income:
 Dividends (net of foreign taxes of $312,379)
  Unaffiliated issuers ............................................................   $  3,053,337
  Sweep Money Fund (Note 7) .......................................................        127,589
 Interest (net of foreign taxes of $69) ...........................................            350
                                                                                      ------------
        Total investment income ...................................................      3,181,276
                                                                                      ------------
Expenses:
 Management fees (Note 3a) ........................................................      2,068,068
 Administrative fees (Note 3b) ....................................................        249,616
 Transfer agent fees ..............................................................          5,182
 Custodian fees (Note 4) ..........................................................        204,071
 Reports to shareholders ..........................................................         21,934
 Registration and filing fees .....................................................          1,546
 Professional fees ................................................................         28,531
 Trustees' fees and expenses ......................................................         21,109
 Other ............................................................................          2,426
                                                                                      ------------
        Total expenses ............................................................      2,602,483
        Expense reductions (Note 4) ...............................................           (296)
                                                                                      ------------
           Net expenses ...........................................................      2,602,187
                                                                                      ------------
              Net investment income ...............................................        579,089
                                                                                      ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments (includes net credit for refund of foreign taxes withheld of $13,487)     29,959,506
  Foreign currency transactions ...................................................       (185,461)
                                                                                      ------------
           Net realized gain (loss) ...............................................     29,774,045
                                                                                      ------------
 Net change in unrealized appreciation (depreciation) on:
  Investments .....................................................................     49,814,130
  Translation of assets and liabilities denominated in foreign currencies .........         57,754
 Change in deferred taxes on unrealized appreciation ..............................         14,028
                                                                                      ------------
           Net change in unrealized appreciation (depreciation) ...................     49,885,912
                                                                                      ------------
Net realized and unrealized gain (loss) ...........................................     79,659,957
                                                                                      ------------
Net increase (decrease) in net assets resulting from operations ...................   $ 80,239,046
                                                                                      ============

                     Semiannual Report | See notes to financial statements. | 17

Templeton Emerging Markets Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      ----------------------------------
                                                                                      SIX MONTHS ENDED
                                                                                      FEBRUARY 28, 2006    YEAR ENDED
                                                                                         (UNAUDITED)     AUGUST 31, 2005
                                                                                      ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................................................   $     579,089    $   5,699,526
  Net realized gain (loss) from investments and foreign currency transactions ........      29,774,045       30,281,676
  Net change in unrealized appreciation (depreciation) on investments, translation of
    assets and liabilities denominated in foreign currencies and deferred taxes ......      49,885,912       49,504,071
                                                                                         ------------------------------
        Net increase (decrease) in net assets resulting from operations ..............      80,239,046       85,485,273
                                                                                         ------------------------------
 Distributions to shareholders from:
  Net investment income ..............................................................      (6,873,879)      (4,335,961)
  Net realized gains .................................................................     (28,486,651)              --
                                                                                         ------------------------------
 Total distributions to shareholders .................................................     (35,360,530)      (4,335,961)
                                                                                         ------------------------------
 Capital share transactions: (Note 2) ................................................       2,403,830          242,988
                                                                                         ------------------------------
        Net increase (decrease) in net assets ........................................      47,282,346       81,392,300
Net assets:
 Beginning of period .................................................................     318,240,411      236,848,111
                                                                                         ------------------------------
 End of period .......................................................................   $ 365,522,757    $ 318,240,411
                                                                                         ==============================
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
 End of period .......................................................................   $  (4,122,704)   $   2,172,086
                                                                                         ==============================


18 | See notes to financial statements. | Semiannual Report

Templeton Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.


                                                          Semiannual Report | 19

Templeton Emerging Markets Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund is subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


20 | Semiannual Report

Templeton Emerging Markets Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary.Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund's Board of Trustees previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. During the period ended February 28, 2006, there were no shares repurchased.

At February 28, 2006, there were an unlimited number of shares authorized (without par value). During the period ended February 28, 2006, 132,985 shares were issued for $2,403,830 from reinvested distributions. During the year ended August 31, 2005, 15,994 shares were issued for $242,988 from reinvested distributions.


                                                          Semiannual Report | 21

Templeton Emerging Markets Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                                AFFILIATION
--------------------------------------------------------------------------------
Templeton Asset Management Ltd. (TAML)                    Investment manager
Franklin Templeton Services, LLC (FT Services)            Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

---------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
---------------------------------------------------------------------------
       1.250%           Up to and including $1 billion
       1.200%           Over $1 billion, up to and including $5 billion
       1.150%           Over $5 billion, up to and including $10 billion
       1.100%           Over $10 billion, up to and including $15 billion
       1.050%           Over $15 billion, up to and including $20 billion
       1.000%           In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.15% per year of the average daily net assets of the Fund.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2005, the Fund deferred realized currency losses of $147,996.


22 | Semiannual Report

Templeton Emerging Markets Fund

5. INCOME TAXES (CONTINUED)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and foreign tax refunds.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and foreign tax refunds.

At February 28, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .................................   $ 233,984,456
                                                        =============

Unrealized appreciation .............................   $ 133,217,717
Unrealized depreciation .............................      (1,173,209)
                                                        -------------
Net unrealized appreciation (depreciation) ..........   $ 132,044,508
                                                        =============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2006, aggregated $55,357,123 and $71,763,858, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                                                          Semiannual Report | 23

Templeton Emerging Markets Fund

9. RESTRICTED AND ILLIQUID SECURITIES

At February 28, 2006, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration under the Securities Act of 1933, unless the sale is pursuant to an exemption under the 1933 Act.

A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At February 28, 2006, the Fund held investments in restricted and illiquid securities, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

-----------------------------------------------------------------------------------------------
                                                        ACQUISITION
  SHARES       ISSUER                                       DATE        COST           VALUE
-----------------------------------------------------------------------------------------------
   44,639      ZAO Polyus Gold Co. ..................     1/02/06        $--        $ 1,623,520
                                                                                    -----------
                 TOTAL RESTRICTED AND ILLIQUID SECURITIES (0.44% of Net Assets) ..  $ 1,623,520
                                                                                    ===========

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds. The Fund did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC has also prepared and submitted to the SEC for its approval a plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.


24 | Semiannual Report

Templeton Emerging Markets Fund

10. REGULATORY MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


                                                          Semiannual Report | 25

Templeton Emerging Markets Fund

ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 24, 2006

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida, on February 24, 2006. The purpose of the meeting was to elect three Trustees of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Gordon S. Macklin, David W. Niemiec and Larry D. Thompson.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of three (3) Trustees:

------------------------------------------------------------------------------------------------------
                                                       % OF                                    % OF
                                                      SHARES                                  SHARES
                                         % OF         PRESENT                     % OF        PRESENT
                                     OUTSTANDING       AND                     OUTSTANDING      AND
TERM EXPIRING 2009        FOR           SHARES        VOTING      WITHHELD       SHARES        VOTING
------------------------------------------------------------------------------------------------------
Gordon S. Macklin .....   15,093,816    84.73%        98.32%      258,823         1.45%         1.68%
David W. Niemiec ......   14,148,927    85.04%        98.68%      203,172         1.14%         1.32%
Larry D. Thompson .....   15,134,240    84.96%        98.58%      217,859         1.22%         1.42%

* Harris J. Ashton, Harmon E. Burns, Frank J. Crothers, S. Joseph Fortunato, Edith E. Holiday, Charles B. Johnson, Frank A. Olson and Constantine D. Tseretopoulos are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

26 | Semiannual Report

Templeton Emerging Markets Fund

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; share dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to Mellon Bank, N.A. (the "Plan Administrator"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Bank, N.A." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attention: Templeton Emerging Markets Fund. The Plan Administrator shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Agent's fee for a sale of shares through the Plan are $15.00 per transaction plus a $0.12 per share trading fee.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share.


                                                          Semiannual Report | 27

Templeton Emerging Markets Fund

TRANSFER AGENT

Mellon Investor Services LLC
480 Washington Boulevard
Jersey City, NJ 07310
1-800-416-5585
www.melloninvestor.com

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Fund are traded on the New York Stock Exchange under the symbol "EMF." Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the "New York Stock Exchange Composite Transactions" section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-416-5585. Registered shareholders can access their Fund account on-line with Investor ServiceDirect(R). For information go to Mellon Investor Services' web site at https://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Emerging Markets Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


28 | Semiannual Report

Templeton Emerging Markets Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended August 31, 2005. Additionally, the Fund expects to file, on or about April 30, 2006, such certifications with its Form N-CSRS for the six months ended February 28, 2006.


                                                          Semiannual Report | 29

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

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05
                                               Not part of the semiannual report

    [LOGO](R)                   100 Fountain Parkway
FRANKLIN TEMPLETON              P.O. Box 33030
   INVESTMENTS                  St. Petersburg, FL 33733-8030

SEMIANNUAL REPORT

TEMPLETON EMERGING MARKETS FUND

INVESTMENT MANAGER

Templeton Asset Management Ltd.

TRANSFER AGENT

Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
Toll free number: 1-800/416 -5585
Hearing Impaired phone number: 1-800/231-5469
Foreign Shareholders phone number: 201/680-6578 www.melloninvestor.com/isd

FUND INFORMATION

1-800/342 -5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager . Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed . These calls can be identified by the presence of a regular beeping tone.

TLEMF S2006 04/06







ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are David W. Niemiec and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.    N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Frank J. Crothers, David W. Niemiec, Frank
A. Olson and Constantine D. Tseretopoulos.


ITEM 6. SCHEDULE OF INVESTMENTS.      N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Templeton Asset Management Limited in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the twelve-month period beginning July 1, 2004, and ending June 30, 2005.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.            N/A


ITEM 10. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b)Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS FUND

By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  April 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  April 24, 2006


By /s/GALEN G. VETTER
Chief Financial Officer
Date  April 24, 2006